              As filed with the Securities and Exchange Commission
                              on September 30, 1997
                                                           Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                  Staples, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                              04-2896127
------------------------------                               -------------------
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

            One Research Drive, Westborough, Massachusetts 01581-5114
            ---------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)

          STAPLES, INC. AMENDED AND RESTATED 1992 EQUITY INCENTIVE PLAN
          -------------------------------------------------------------
                            (Full title of the plan)

                          Peter M. Schwarzenbach, Esq.
                       Vice President and General Counsel
                                  Staples, Inc.
                               One Research Drive
                      Westborough, Massachusetts 01581-5114
                      -------------------------------------
                     (Name and address of agent for service)

                                 (508) 370-8500
          -------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------
Title of Securities         Amount to           Proposed                Proposed                  Amount of
to be Registered            be Registered       Maximum                 Maximum                   Registration Fee (1)
                                                Offering Price          Aggregate
                                                Per Share (1)           Offering Price (1)
-----------------------------------------------------------------------------------------------------------------------
Common Stock,               17,400,000              $27.09              $471,366,000              $162,540
$.0006 par value            shares
-----------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee, and based on the average of the high and low prices of the Common Stock as reported by the Nasdaq National Market on September 23, 1997, in accordance with Rules 457(c) and (h) of the Securities Act of 1933, as amended.

                               Page 1 of 9 pages.
                         Exhibit Index begins on page 6.

                     STATEMENT OF INCORPORATION BY REFERENCE

     This Registration Statement on Form S-8 (the "Registration Statement") incorporates by reference the contents of the Registration Statements on Form S-8, File No. 33-5226, filed by Staples, Inc., a Delaware corporation (the "Registrant"), with the Securities and Exchange Commission on September 18, 1992, File No. 33-68076, filed by the Registrant with the Securities and Exchange Commission on August 30, 1993 and File No. 33-81284, filed by the Registrant with the Securities and Exchange Commission on July 7, 1994, relating to the Staples, Inc. Amended and Restated 1992 Equity Incentive Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Westborough, Commonwealth of Massachusetts, on September 30, 1997.


                                            STAPLES, INC.


                                            By: /s/ Thomas G. Stemberg
                                                ----------------------------
                                                Thomas G. Stemberg
                                                Chief Executive Officer


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of Staples, Inc. hereby severally constitute Thomas G. Stemberg, John
J. Mahoney, Peter M. Schwarzenbach and Patrick J. Rondeau, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments to said Registration Statement, and generally to do all such things in our names and in our capacities as officers and directors to enable Staples, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   SIGNATURES                               CAPACITY                            DATE


/s/ Thomas G. Stemberg                      Chief Executive Officer             September 30, 1997
--------------------------------            and Director
Thomas G. Stemberg


/s/ Martin E. Hanaka                        President, Chief Operating          September 30, 1997
--------------------------------             Officer and Director
Martin E. Hanaka



/s/ John J. Mahoney                         Executive Vice President            September 30, 1997
--------------------------------            and Chief Financial Officer
John J. Mahoney                             (Principal Financial Officer)



/s/ Robert K. Mayerson                      Senior Vice President-Finance       September 30, 1997
--------------------------------            and Corporate Controller
Robert K. Mayerson                          (Principal Accounting Officer)



/s/ Basil L. Anderson                       Director                            September 30, 1997
--------------------------------
Basil L. Anderson


/s/ Mary Elizabeth Burton                   Director                            September 30, 1997
--------------------------------
Mary Elizabeth Burton


                                            Director
--------------------------------
W. Lawrence Heisey


/s/ James L. Moody                          Director                            September 30, 1997
--------------------------------
James L. Moody


/s/ Rowland T. Moriarty                     Director                            September 30, 1997
--------------------------------
Rowland T. Moriarty


/s/ Robert C. Nakasone                      Director                            September 30, 1997
--------------------------------
Robert C. Nakasone


                                            Director
--------------------------------
W. Mitt Romney


                                            Director
--------------------------------
Martin Trust


/s/ Paul F. Walsh                           Director                            September 30, 1997
--------------------------------
Paul F. Walsh

                                  EXHIBIT INDEX


Exhibit
Number                      Exhibit                                    Page
------                      -------                                    ----


 5.1       Opinion of Hale and Dorr LLP

23.1       Consent of Hale and Dorr LLP (included in
           Exhibit 5.1)

23.2       Consent of Ernst & Young, LLP

24.1 Power of Attorney (included in the signature pages of this Registration Statement)